UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

American Beacon®

INSTITUTIONAL FUNDS TRUST

2019 SEMI-ANNUAL REPORT

April 30, 2019

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust April 30, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we take our heritage as a fiduciary very seriously – and we apply that mindset to all aspects of our business as a fund manager. As a result, for more than 30 years, we have endeavored to:

▶   Identify, engage and oversee the best money managers. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style and market strategy we offer. We are committed to partnering with those we judge to be “the best of the best” when it comes to choosing sub-advisors for our mutual funds. Whether our due-diligence process results in the selection of one sub-advisor or multiple sub-advisors, we select those we believe show the greatest potential to help us meet the high standards you’ve come to expect.

▶

Offer a variety of innovative investment solutions. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced money managers who employ distinctive, proprietary investment processes to manage assets through a variety of economic and market conditions. From offering some of the first multi-manager funds, one of the first retirement income funds and the first open-ended mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process in an effort to help you grow your assets while mitigating risk.

▶

Provide a solutions-based approach to achieving long-term investment goals. We seek to provide investment solutions that might enable you to benefit from taking a more disciplined approach to investing. Our mutual funds provide access to institutional-quality, research-intensive investment managers with diverse processes and styles. Over the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals during market upswings and potentially insulate against market downswings.

Our management approach is more than a concept; it’s the cornerstone of American Beacon’s culture. And we strive to employ it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Institutional Funds Trust

American Beacon Diversified FundSM

Performance Overview

April 30, 2019 (Unaudited)

The AAL Class of the American Beacon Diversified Fund (the “Fund”) returned 7.20% for the six months ended April 30, 2019, underperforming the S&P 500 Index (the “Index”) return of 9.76% for the same period.

Average Annual Total Returns for the Period ended April 30, 2019

	Ticker	6 Months*	1 Year	Since Inception (03/24/2017)
AAL Class (1)	ZABDFX	7.20%	3.27%	6.89%
S&P 500 Index (2)		9.76%	13.49%	13.69%

*	Not Annualized

(1)

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2)

The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 3.000%, Due 8/15/2048		3.5
U.S. Treasury Notes/Bonds, 2.875%, Due 8/15/2028		2.9
U.S. Treasury Notes/Bonds, 2.514%, Due 1/31/2021, (3-mo. Treasury money market yield + 0.115%)		2.6
Microsoft Corp.		1.4
Bank of America Corp.		1.2
Citigroup, Inc.		1.1
JPMorgan Chase & Co.		1.0
U.S. Treasury Notes/Bonds, 3.000%, Due 2/15/2049		0.9
American International Group, Inc.		0.9
General Motors Co.		0.9

Total Fund Holdings	573

Sector Allocation (% Equities)
Financials		23.5
Health Care		11.0
Information Technology		10.8
Industrials		10.7
Energy		10.7
Communication Services		8.7
Consumer Discretionary		8.6
Consumer Staples		6.3
Materials		5.4
Utilities		2.9
Real Estate		1.4

American Beacon Diversified FundSM

Performance Overview

April 30, 2019 (Unaudited)

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations	45.9
U.S. Agency Mortgage-Backed Obligations	17.0
Financial	10.6
Technology	6.9
Consumer, Non-Cyclical	4.3
Asset-Backed Obligations	2.7
Communications	2.4
Utilities	2.4
Energy	2.3
Consumer, Cyclical	2.0
Industrial	1.7
Foreign Sovereign Obligations	0.7
Basic Materials	0.5
Commercial Mortgage-Backed Obligations	0.4
Collateralized Mortgage Obligations	0.2

Country Allocation (% Investments)
United States	61.9
United Kingdom	5.5
France	3.9
Japan	3.9
Germany	2.5
Canada	2.4
Netherlands	2.0
China	2.0
Switzerland	1.5
Republic of Korea	0.9
Belgium	0.9
Ireland	0.9
Denmark	0.6
Sweden	0.6
Spain	0.6
Hong Kong	0.5
Norway	0.5
Singapore	0.5
Taiwan	0.5
Italy	0.4
Australia	0.4
Israel	0.4
Finland	0.3
India	0.3
South Africa	0.3
Brazil	0.3
Thailand	0.3
Luxembourg	0.3
Saudi Arabia	0.2
Russia	0.2
Mexico	0.1
Indonesia	0.1
Supranational	0.0	*
Ghana	0.0	*

*	Amount represents less than 0.01%.

American Beacon Diversified FundSM

Expense Examples

April 30, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified FundSM

Expense Examples

April 30, 2019 (Unaudited)

American Beacon Diversified Fund

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period 11/1/2018-4/30/2019*
AAL
Actual	$1,000.00	$1,072.00	$1.80
Hypothetical**	$1,000.00	$1,023.06	$1.76

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.35% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37%

Communication Services - 6.33%

Diversified Telecommunication Services - 1.58%
AT&T, Inc.	65,500	$2,027,880
China Telecom Corp. Ltd., Class H	2,706,000	1,400,464
Deutsche Telekom AG	96,440	1,613,205
Singapore Telecommunications Ltd.	543,800	1,265,868
Telefonica Deutschland Holding AG	135,076	438,748
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	28,200	754,350
Telenor ASA	39,043	783,806
Verizon Communications, Inc.	10,144	580,135

		8,864,456

Entertainment - 0.42%
Nexon Co., Ltd.A B	76,200	1,088,243
Vivendi S.A.C	43,952	1,275,303

		2,363,546

Interactive Media & Services - 1.78%
58.com, Inc., ADRA	12,500	897,375
Baidu, Inc., Sponsored ADRA	7,480	1,243,400
Facebook, Inc., Class AA	11,100	2,146,740
Tencent Holdings Ltd.	67,900	3,358,301
Twitter, Inc.A	35,700	1,424,787
Yandex N.V., Class AA	23,300	872,119

		9,942,722

Media - 1.66%
CBS Corp., Class B, NVDR	13,200	676,764
Comcast Corp., Class A	81,293	3,538,684
Discovery, Inc., Class CA	59,700	1,716,972
Informa PLC	96,545	980,720
Interpublic Group of Cos., Inc.	14,000	322,000
News Corp., Class A	61,200	760,104
Omnicom Group, Inc.	3,200	256,096
SES S.A.	62,491	1,063,264

		9,314,604

Wireless Telecommunication Services - 0.89%
China Mobile Ltd.	148,500	1,414,998
Rogers Communications, Inc., Class B	15,100	760,241
Vodafone Group PLC	909,168	1,683,489
Vodafone Group PLC, Sponsored ADR	60,100	1,113,052

		4,971,780

Total Communication Services		35,457,108

Consumer Discretionary - 6.01%

Auto Components - 0.88%
Adient PLC	14,200	328,020
Cie Generale des Etablissements Michelin SCA	13,207	1,705,714
Garrett Motion, Inc.A	850	15,980
Goodyear Tire & Rubber Co.	30,100	578,221
Magna International, Inc.	35,600	1,980,784
Sumitomo Rubber Industries Ltd.B	25,000	305,702

		4,914,421

Automobiles - 1.08%
General Motors Co.	124,157	4,835,915
Harley-Davidson, Inc.	11,700	435,591

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Consumer Discretionary - 6.01% (continued)

Automobiles - 1.08% (continued)
Suzuki Motor Corp.B	16,500	$748,401

		6,019,907

Hotels, Restaurants & Leisure - 0.61%
Aramark	32,926	1,023,340
Carnival Corp.	5,500	301,730
Compass Group PLC	44,838	1,019,111
Norwegian Cruise Line Holdings Ltd.A	19,400	1,093,966

		3,438,147

Household Durables - 1.30%
DR Horton, Inc.	20,400	903,924
Lennar Corp., Class A	26,000	1,352,780
Lennar Corp., Class B	666	27,786
Mohawk Industries, Inc.A	8,200	1,117,250
Panasonic Corp.B	84,600	778,901
PulteGroup, Inc.	30,000	943,800
Sony Corp., Sponsored ADR	28,500	1,435,545
Techtronic Industries Co., Ltd.	62,000	448,118
Tupperware Brands Corp.	11,850	282,030

		7,290,134

Internet & Direct Marketing Retail - 0.11%
eBay, Inc.	15,600	604,500

Leisure Products - 0.19%
Yamaha Corp.B	20,900	1,082,830

Multiline Retail - 0.74%
Dollar General Corp.	21,882	2,759,101
Pan Pacific International Holdings Corp.B	14,533	938,709
Ryohin Keikaku Co., Ltd.B	2,500	472,700

		4,170,510

Specialty Retail - 1.10%
Home Depot, Inc.	7,600	1,548,120
Kingfisher PLC	352,071	1,212,485
Lowe’s Cos, Inc.	24,686	2,792,974
Mr Price Group Ltd.	40,826	618,255

		6,171,834

Total Consumer Discretionary		33,692,283

Consumer Staples - 4.56%

Beverages - 1.87%
Anheuser-Busch InBev S.A.C	22,012	1,956,824
Carlsberg A/S, Class B	10,933	1,412,225
Coca-Cola Co.	33,000	1,618,980
Diageo PLC	22,576	951,914
Kirin Holdings Co., Ltd.B	71,400	1,609,685
Molson Coors Brewing Co., Class B	20,500	1,315,895
PepsiCo, Inc.	6,200	793,910
Suntory Beverage & Food Ltd.B	18,700	823,791

		10,483,224

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Consumer Staples - 4.56% (continued)

Food & Staples Retailing - 0.38%
Kroger Co.	18,584	$479,095
Seven & i Holdings Co., Ltd.B	23,400	811,874
Walgreens Boots Alliance, Inc.	15,700	841,049

		2,132,018

Food Products - 0.72%
Ezaki Glico Co., Ltd.B	14,300	750,779
Ingredion, Inc.	5,000	473,750
Kellogg Co.	4,300	259,290
Mondelez International, Inc., Class A	12,300	625,455
Tyson Foods, Inc., Class A	25,257	1,894,527

		4,003,801

Personal Products - 1.00%
Kao Corp.B	17,420	1,343,021
Unilever N.V.	24,400	1,476,444
Unilever PLC	29,127	1,768,994
Unilever PLC, Sponsored ADR	17,000	1,033,600

		5,622,059

Tobacco - 0.59%
Altria Group, Inc.	21,792	1,183,959
Imperial Brands PLC, Sponsored ADR	26,267	840,544
Philip Morris International, Inc.	14,649	1,268,018

		3,292,521

Total Consumer Staples		25,533,623

Energy - 7.75%

Energy Equipment & Services - 0.88%
Drilling Co.A	1,304	100,107
Halliburton Co.	68,200	1,932,106
National Oilwell Varco, Inc.	23,900	624,746
Schlumberger Ltd.	45,200	1,929,136
Tenaris S.A.	24,248	336,694

		4,922,789

Oil, Gas & Consumable Fuels - 6.87%
Apache Corp.	43,000	1,415,130
BP PLC	250,378	1,825,096
BP PLC, Sponsored ADR	109,071	4,769,675
Canadian Natural Resources Ltd.	76,900	2,305,462
Chevron Corp.	25,494	3,060,810
ConocoPhillips	59,895	3,780,572
Eni SpA	102,310	1,746,280
Equinor ASA	45,384	1,012,368
Hess Corp.	20,600	1,320,872
Husky Energy, Inc.	74,300	806,391
Kosmos Energy Ltd.	31,700	212,073
Marathon Oil Corp.	79,200	1,349,568
Marathon Petroleum Corp.	5,205	316,828
Murphy Oil Corp.	27,400	746,376
Phillips 66	38,378	3,617,894
Pioneer Natural Resources Co.	6,400	1,065,344
Royal Dutch Shell PLC, Class A	70,865	2,263,995
Royal Dutch Shell PLC, Class A, Sponsored ADR	14,500	921,185
Royal Dutch Shell PLC, Class B	50,893	1,635,553

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Energy - 7.75% (continued)

Oil, Gas & Consumable Fuels - 6.87% (continued)
Royal Dutch Shell PLC, Class B, ADR	13,100	$850,059
Suncor Energy, Inc.	56,100	1,850,039
Total S.A.	29,308	1,628,637

		38,500,207

Total Energy		43,422,996

Financials - 17.08%

Banks - 10.04%
ABN AMRO Group N.V.D	30,045	706,657
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADRC	190,000	1,157,100
Banco Santander S.A., ADR	186,300	929,637
Bangkok Bank PCL	135,200	885,099
Bank Leumi Le-Israel BM	103,611	708,700
Bank of America Corp.	217,923	6,664,085
Bank of Ireland Group PLC	190,881	1,218,185
BNP Paribas S.A.	51,746	2,753,919
BOK Financial Corp.	10,500	914,970
CIT Group, Inc.	6,200	330,274
Citigroup, Inc.	86,400	6,108,480
Citizens Financial Group, Inc.	27,400	991,880
Commerce Bancshares, Inc.	3,198	193,255
Credit Agricole S.A.	34,110	467,893
Cullen/Frost Bankers, Inc.	9,100	925,379
DBS Group Holdings Ltd.	73,540	1,527,465
East West Bancorp, Inc.	22,000	1,132,560
Fifth Third Bancorp	11,600	334,312
Grupo Financiero Banorte S.A.B. de C.V.	100,500	636,788
Hana Financial Group, Inc.	28,223	889,104
HSBC Holdings PLC	179,600	1,549,934
ICICI Bank Ltd., Sponsored ADR	164,850	1,887,532
ING Groep N.V.	176,888	2,253,004
JPMorgan Chase & Co.	47,812	5,548,583
Kasikornbank PCL	103,600	618,193
KB Financial Group, Inc., ADR	30,420	1,202,503
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	157,000	778,720
National Bank of Canada	32,667	1,556,175
Nordea Bank Abp	109,179	859,324
PNC Financial Services Group, Inc.	4,606	630,700
Standard Chartered PLC	274,279	2,503,619
Sumitomo Mitsui Financial Group, Inc.B	72,100	2,613,289
UniCredit SpA	54,999	760,600
Wells Fargo & Co.	83,400	4,037,394

		56,275,312

Capital Markets - 1.94%
Ameriprise Financial, Inc.	11,000	1,614,470
Bank of New York Mellon Corp.	5,600	278,096
Blackstone Group LP, MLP	40,300	1,590,238
E*TRADE Financial Corp.	16,100	815,626
Goldman Sachs Group, Inc.	7,300	1,503,216
Invesco Ltd.	36,300	797,511
KKR & Co., Inc., Class A	89,400	2,185,830
Morgan Stanley	13,800	665,850
State Street Corp.	14,600	987,836
UBS Group AG	32,226	432,178

		10,870,851

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Financials - 17.08% (continued)

Consumer Finance - 1.06%
Ally Financial, Inc.	10,400	$308,984
Capital One Financial Corp.	29,200	2,710,636
Discover Financial Services	11,300	920,837
Navient Corp.	38,252	516,785
SLM Corp.	112,696	1,144,991
Synchrony Financial	9,300	322,431

		5,924,664

Diversified Financial Services - 0.58%
AXA Equitable Holdings, Inc.	42,100	955,249
Berkshire Hathaway, Inc., Class BA	10,500	2,275,455

		3,230,704

Insurance - 3.29%
American International Group, Inc.	105,287	5,008,503
Aon PLC	12,300	2,215,722
AXA S.A.C	31,455	837,722
BB Seguridade Participacoes S.A., Sponsored ADR	110,800	802,746
Chubb Ltd.	8,900	1,292,280
Ping An Insurance Group Co. of China Ltd., Class H	182,500	2,197,268
Prudential PLC	88,922	2,011,807
RSA Insurance Group PLC	103,189	729,307
Sampo OYJ, Class A	22,574	1,032,003
Sanlam Ltd.	215,479	1,152,334
Travelers Cos., Inc.	7,900	1,135,625

		18,415,317

Mortgage Real Estate Investment Trusts (REITs) - 0.17%
Annaly Capital Management, Inc.	55,800	563,022
Two Harbors Investment Corp.	28,100	389,466

		952,488

Total Financials		95,669,336

Health Care - 7.97%

Biotechnology - 0.45%
Amgen, Inc.	9,500	1,703,540
Biogen, Inc.A	1,400	320,936
Gilead Sciences, Inc.	7,700	500,808

		2,525,284

Health Care Equipment & Supplies - 1.62%
Alcon, Inc.A	21,485	1,250,427
Danaher Corp.	17,000	2,251,480
Medtronic PLC	52,745	4,684,283
Zimmer Biomet Holdings, Inc.	7,300	899,068

		9,085,258

Health Care Providers & Services - 1.26%
Acadia Healthcare Co., Inc.A	23,300	746,066
Anthem, Inc.	9,816	2,581,902
CVS Health Corp.	35,715	1,942,182
Fresenius Medical Care AG & Co. KGaA	10,810	908,853
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	141,500	296,174
Sinopharm Group Co., Ltd., Class H	142,800	560,657

		7,035,834

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Health Care - 7.97% (continued)

Pharmaceuticals - 4.64%
Astellas Pharma, Inc.B	84,900	$1,153,759
Bayer AG	17,608	1,171,914
Bristol-Myers Squibb Co.	26,276	1,219,995
GlaxoSmithKline PLC, Sponsored ADR	23,500	966,555
Horizon Pharma PLC	15,900	405,927
Jazz Pharmaceuticals PLCA	3,900	506,103
Johnson & Johnson	11,321	1,598,525
Merck & Co., Inc.	15,785	1,242,437
Merck KGaA	11,750	1,250,405
Mylan N.V.A	20,800	561,392
Novartis AG	42,763	3,492,133
Novartis AG, Sponsored ADR	16,950	1,393,799
Pfizer, Inc.	50,113	2,035,089
Roche Holding AG	6,690	1,763,516
SanofiC	38,042	3,306,338
Sanofi, ADR	30,462	1,332,103
Takeda Pharmaceutical Co., Ltd.B	35,396	1,312,262
Teva Pharmaceutical Industries Ltd., Sponsored ADRA	84,592	1,287,490

		25,999,742

Total Health Care		44,646,118

Industrials - 7.77%

Aerospace & Defense - 1.29%
BAE Systems PLC	192,900	1,242,616
Embraer S.A., Sponsored ADR	10,800	216,108
General Dynamics Corp.	10,975	1,961,452
Raytheon Co.	6,220	1,104,610
Safran S.A.	13,410	1,953,782
United Technologies Corp.	5,246	748,132

		7,226,700

Airlines - 0.61%
American Airlines Group, Inc.	40,140	1,371,985
Delta Air Lines, Inc.	18,600	1,084,194
Ryanair Holdings PLC, Sponsored ADRA	12,562	975,314

		3,431,493

Building Products - 1.29%
Allegion PLC	8,482	841,669
Assa Abloy AB, Class B	80,152	1,709,860
Cie de Saint-Gobain	25,224	1,030,933
Johnson Controls International PLC	95,737	3,590,137
Resideo Technologies, Inc.A	1,417	32,166

		7,204,765

Construction & Engineering - 0.29%
Fluor Corp.	7,800	309,894
Vinci S.A.	13,025	1,315,089

		1,624,983

Electrical Equipment - 0.29%
Eaton Corp. PLC	5,600	463,792
Vestas Wind Systems A/S	12,964	1,172,472

		1,636,264

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Industrials - 7.77% (continued)

Industrial Conglomerates - 1.34%
CK Hutchison Holdings Ltd.	124,500	$1,307,720
General Electric Co.	328,831	3,344,211
Honeywell International, Inc.	8,502	1,476,202
Siemens AG	11,548	1,382,523

		7,510,656

Machinery - 1.41%
CNH Industrial N.V.	114,500	1,248,050
Cummins, Inc.	8,500	1,413,465
Epiroc AB, Class AA	97,224	1,005,291
IHI Corp.B	28,100	669,075
Oshkosh Corp.	20,000	1,651,800
PACCAR, Inc.	4,500	322,515
Parker-Hannifin Corp.	8,500	1,539,180
Wabtec Corp.	328	24,295

		7,873,671

Marine - 0.16%
AP Moller - Maersk A/S, Class B	678	883,316

Professional Services - 0.54%
RELX PLC	73,825	1,693,351
Wolters Kluwer N.V.	19,413	1,353,884

		3,047,235

Road & Rail - 0.16%
Canadian National Railway Co.	9,600	891,710

Trading Companies & Distributors - 0.39%
AerCap Holdings N.V.A	20,100	997,764
Ferguson PLC	16,911	1,199,626

		2,197,390

Total Industrials		43,528,183

Information Technology - 7.88%

Communications Equipment - 0.11%
Telefonaktiebolaget LM Ericsson, Sponsored ADR	62,800	621,720

Electronic Equipment, Instruments & Components - 0.46%
Corning, Inc.	32,000	1,019,200
IPG Photonics Corp.A	5,900	1,030,907
TE Connectivity Ltd.	5,400	516,510

		2,566,617

IT Services - 0.62%
Atos SE	7,001	720,686
Capgemini SE	5,929	718,862
PayPal Holdings, Inc.A	18,000	2,029,860

		3,469,408

Semiconductors & Semiconductor Equipment - 2.29%
Infineon Technologies AG	45,528	1,073,626
Marvell Technology Group Ltd.	43,100	1,078,362
Microchip Technology, Inc.	19,000	1,897,910
Micron Technology, Inc.A	21,500	904,290
NVIDIA Corp.	4,000	724,000
NXP Semiconductors N.V.	13,400	1,415,308

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Information Technology - 7.88% (continued)

Semiconductors & Semiconductor Equipment - 2.29% (continued)
QUALCOMM, Inc.	31,023	$2,672,011
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	58,110	2,546,380
Texas Instruments, Inc.	4,400	518,452

		12,830,339

Software - 3.50%
Adobe, Inc.A	10,700	3,094,975
ANSYS, Inc.A	9,000	1,762,200
Microsoft Corp.	58,909	7,693,515
Oracle Corp.	74,043	4,096,799
SAP SE	20,816	2,675,127
Teradata Corp.A	6,400	291,008

		19,613,624

Technology Hardware, Storage & Peripherals - 0.90%
Hewlett Packard Enterprise Co.	113,900	1,800,759
Samsung Electronics Co., Ltd., GDR	3,278	3,232,108

		5,032,867

Total Information Technology		44,134,575

Materials - 3.91%

Chemicals - 2.00%
Air Liquide S.A.	8,056	1,071,172
Air Products & Chemicals, Inc.	12,661	2,605,507
Akzo Nobel N.V.	2,404	204,112
Dow, Inc.A	14,386	816,118
DowDuPont, Inc.	63,847	2,454,917
Eastman Chemical Co.	11,400	899,232
Huntsman Corp.	23,700	527,088
PPG Industries, Inc.	13,400	1,574,500
Yara International ASA	23,464	1,058,232

		11,210,878

Construction Materials - 0.59%
CRH PLC	55,019	1,836,667
Martin Marietta Materials, Inc.	6,700	1,486,730

		3,323,397

Containers & Packaging - 0.55%
Amcor Ltd.	77,657	877,551
Crown Holdings, Inc.A	22,300	1,296,299
International Paper Co.	19,600	917,476

		3,091,326

Metals & Mining - 0.77%
BHP Group PLC	41,786	985,923
Freeport-McMoRan, Inc.	16,400	201,884
Newmont Goldcorp Corp.	26,800	832,408
Sumitomo Metal Mining Co., Ltd.B	26,600	839,279
Wheaton Precious Metals Corp.	66,300	1,434,182

		4,293,676

Total Materials		21,919,277

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 72.37% (continued)

Real Estate - 1.03%

Equity Real Estate Investment Trusts (REITs) - 0.34%
Equity LifeStyle Properties, Inc.	8,000	$933,600
Sun Communities, Inc.	7,800	960,024

		1,893,624

Real Estate Management & Development - 0.69%
CK Asset Holdings Ltd.	131,500	1,056,050
Daiwa House Industry Co., Ltd.B	58,136	1,630,487
Mitsui Fudosan Co., Ltd.B	40,200	929,373
Swire Pacific Ltd., Class A	18,500	234,174

		3,850,084

Total Real Estate		5,743,708

Utilities - 2.08%

Electric Utilities - 0.75%
Entergy Corp.	16,251	1,574,722
PPL Corp.	25,300	789,613
Red Electrica Corp. S.A.	52,335	1,085,050
Southern Co.	14,500	771,690

		4,221,075

Gas Utilities - 0.19%
National Fuel Gas Co.	17,651	1,045,116

Multi-Utilities - 1.02%
Dominion Energy, Inc.	25,000	1,946,750
E.ON SE	174,277	1,870,249
Veolia Environnement S.A.C	80,272	1,896,098

		5,713,097

Water Utilities - 0.12%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	55,200	660,192

Total Utilities		11,639,480

Total Common Stocks (Cost $376,913,885)		405,386,687

PREFERRED STOCKS - 0.26% (Cost $1,598,429)

Consumer Discretionary - 0.26%

Automobiles - 0.26%
Volkswagen AGE	8,501	1,478,264

	Principal Amount

CORPORATE OBLIGATIONS - 7.36%

Basic Materials - 0.08%
Dow Chemical Co., 3.500%, Due 10/1/2024	$146,000	148,107
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	109,669
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	86,392
4.000%, Due 8/1/2023	85,000	88,872

		433,040

Communications - 0.53%
Amazon.com, Inc., 3.875%, Due 8/22/2037	115,000	118,483
AT&T, Inc.,
4.450%, Due 4/1/2024	130,000	137,447
4.500%, Due 5/15/2035	139,000	139,562
6.350%, Due 3/15/2040	95,000	110,650

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.36% (continued)

Communications - 0.53% (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028	$165,000	$160,214
Comcast Corp.,
3.150%, Due 3/1/2026	151,000	151,486
4.600%, Due 10/15/2038	140,000	150,660
eBay, Inc., 2.150%, Due 6/5/2020	110,000	109,297
Fox Corp., 5.476%, Due 1/25/2039D	110,000	122,488
NBCUniversal Enterprise, Inc., 2.992%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)D F	1,405,000	1,409,364
Verizon Communications, Inc., 2.625%, Due 8/15/2026	265,000	254,324
Walt Disney Co., 6.400%, Due 12/15/2035D	90,000	118,458

		2,982,433

Consumer, Cyclical - 0.50%
American Honda Finance Corp., 3.375%, Due 12/10/2021	240,000	244,327
Aptiv Corp., 4.150%, Due 3/15/2024	160,000	165,143
Costco Wholesale Corp., 2.150%, Due 5/18/2021	335,000	332,887
Dollar General Corp., 4.125%, Due 5/1/2028	90,000	92,521
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	157,562
Ford Motor Credit Co. LLC, 3.810%, Due 1/9/2024	140,000	137,013
General Motors Financial Co., Inc., 3.150%, Due 6/30/2022	145,000	143,989
Home Depot, Inc., 2.700%, Due 4/1/2023	113,000	113,197
Lowe’s Cos, Inc., 2.500%, Due 4/15/2026	140,000	132,878
McDonald’s Corp., 3.700%, Due 1/30/2026	187,000	192,344
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	215,000	224,677
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	92,000	91,973
2.200%, Due 9/15/2019	113,000	112,736
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	119,802
Starbucks Corp., 4.000%, Due 11/15/2028	170,000	177,297
Toyota Motor Credit Corp., 3.450%, Due 9/20/2023	200,000	206,218
Walmart, Inc., 3.400%, Due 6/26/2023	150,000	154,115

		2,798,679

Consumer, Non-Cyclical - 0.98%
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	150,384
4.450%, Due 5/14/2046	115,000	106,652
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	137,478
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	65,000	63,334
5.450%, Due 1/23/2039	2,735,000	2,981,780
5.550%, Due 1/23/2049	100,000	111,068
Anthem, Inc., 2.500%, Due 11/21/2020	145,000	144,259
Baxalta, Inc., 4.000%, Due 6/23/2025	45,000	46,558
Bayer US Finance LLC, 3.875%, Due 12/15/2023D	225,000	226,927
Cigna Corp., 4.125%, Due 11/15/2025D	140,000	144,707
CVS Health Corp.,
2.125%, Due 6/1/2021	155,000	152,525
5.050%, Due 3/25/2048	90,000	88,804
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	42,164
Humana, Inc., 3.150%, Due 12/1/2022	155,000	155,761
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	68,184
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	187,201
Moody’s Corp., 4.875%, Due 12/17/2048	90,000	98,156
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	96,864
S&P Global, Inc., 4.400%, Due 2/15/2026	130,000	139,862

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.36% (continued)

Consumer, Non-Cyclical - 0.98% (continued)
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	$205,000	$204,432
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	148,693

		5,495,793

Energy - 0.29%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	95,000	98,760
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	114,443
Concho Resources, Inc., 4.300%, Due 8/15/2028	160,000	166,731
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	113,959
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	111,060
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	85,962
MPLX LP,
4.125%, Due 3/1/2027	110,000	111,196
5.200%, Due 3/1/2047	49,000	50,462
ONEOK, Inc., 4.550%, Due 7/15/2028	165,000	172,197
Phillips 66, 4.300%, Due 4/1/2022	88,000	91,689
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	56,061
3.750%, Due 3/1/2028	115,000	113,832
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	66,000
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	53,773
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	79,316
Valero Energy Corp., 4.350%, Due 6/1/2028	110,000	114,357

		1,599,798

Financial - 2.29%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	137,441
American Express Co.,
3.333%, Due 11/5/2021, (3-mo. USD LIBOR + 0.600%)F	715,000	718,241
3.400%, Due 2/27/2023	235,000	239,080
4.200%, Due 11/6/2025	210,000	223,110
4.050%, Due 12/3/2042	85,000	87,236
Bank of America Corp.,
3.124%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)F	345,000	346,015
5.000%, Due 1/21/2044	340,000	385,728
Bank of New York Mellon Corp., 3.250%, Due 5/16/2027	270,000	271,378
BB&T Corp., 2.750%, Due 4/1/2022	315,000	315,240
Boston Properties LP, 3.200%, Due 1/15/2025	240,000	239,650
Capital One Financial Corp., 2.500%, Due 5/12/2020	215,000	214,366
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	155,000	157,654
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	127,225
Citibank NA, 3.048%, Due 2/12/2021, (3-mo. USD LIBOR + 0.350%)F	1,125,000	1,125,663
Citigroup, Inc., 3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)F	460,000	468,850
Crown Castle International Corp., 3.400%, Due 2/15/2021	151,000	152,158
Digital Realty Trust LP, 3.700%, Due 8/15/2027	145,000	144,483
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	83,911
Goldman Sachs Group, Inc.,
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	345,000	342,092
3.500%, Due 1/23/2025	130,000	130,681
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)F	140,000	138,344
HCP, Inc., 2.625%, Due 2/1/2020	155,000	154,655
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	98,063
JPMorgan Chase & Co.,
3.797%, Due 7/23/2024, (3-mo. USD LIBOR + 0.890%)F	160,000	164,265
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	205,000	208,454
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	180,000	177,721
KeyCorp, 5.100%, Due 3/24/2021	125,000	130,365
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023D	27,000	28,049
4.569%, Due 2/1/2029D	95,000	99,292

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.36% (continued)

Financial - 2.29% (continued)
Metropolitan Life Global Funding I, 2.819%, Due 1/8/2021, (3-mo. USD LIBOR + 0.230%)D F	$1,145,000	$1,143,955
Morgan Stanley,
3.700%, Due 10/23/2024	290,000	297,777
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	230,000	229,725
National Rural Utilities Cooperative Finance Corp.,
2.950%, Due 2/7/2024	125,000	125,859
4.300%, Due 3/15/2049	95,000	100,078
PNC Financial Services Group, Inc., 3.500%, Due 1/23/2024	205,000	210,088
Prudential Financial, Inc., 4.350%, Due 2/25/2050	135,000	141,878
Public Storage, 2.370%, Due 9/15/2022	200,000	197,945
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	203,269
State Street Corp., 3.300%, Due 12/16/2024	225,000	229,526
SunTrust Bank, 2.450%, Due 8/1/2022	170,000	168,052
US Bancorp, 3.375%, Due 2/5/2024	135,000	138,695
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	79,965
Visa, Inc., 3.150%, Due 12/14/2025	145,000	147,131
Wells Fargo & Co.,
3.611%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	1,968,000	1,992,860
3.584%, Due 5/22/2028, (3-mo. USD LIBOR + 1.310%)F	190,000	190,757
4.750%, Due 12/7/2046	135,000	141,963

		12,848,933

Industrial - 0.41%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	130,097
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	189,868
Eaton Corp., 2.750%, Due 11/2/2022	140,000	139,834
General Dynamics Corp., 2.875%, Due 5/11/2020	245,000	245,832
General Electric Co., 3.450%, Due 5/15/2024	140,000	139,785
John Deere Capital Corp.,
1.950%, Due 6/22/2020	230,000	228,302
2.150%, Due 9/8/2022	155,000	152,379
Lockheed Martin Corp., 3.550%, Due 1/15/2026	170,000	174,575
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	150,000	132,710
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	224,870
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	138,943
United Technologies Corp.,
1.900%, Due 5/4/2020	205,000	203,287
4.125%, Due 11/16/2028	175,000	182,557

		2,283,039

Technology - 1.69%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	143,717
Apple, Inc., 2.850%, Due 5/11/2024	320,000	320,818
Autodesk, Inc., 3.500%, Due 6/15/2027	110,000	106,909
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, Due 1/15/2025	125,000	119,111
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	148,149
Dell International LLC / EMC Corp.,
4.420%, Due 6/15/2021D	320,000	327,727
5.300%, Due 10/1/2029D	2,015,000	2,077,062
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,920,000	3,105,390
Intel Corp., 3.300%, Due 10/1/2021	154,000	156,732
Micron Technology, Inc., 5.327%, Due 2/6/2029	2,050,000	2,113,714
Microsoft Corp., 4.450%, Due 11/3/2045	210,000	234,461
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	248,704
4.300%, Due 7/8/2034	248,000	264,229
QUALCOMM, Inc., 2.900%, Due 5/20/2024	110,000	109,641

		9,476,364

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.36% (continued)

Utilities - 0.59%
American Electric Power Co., Inc., 3.650%, Due 12/1/2021, Series I	$150,000	$153,130
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	55,000	57,556
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	73,000	92,570
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	63,753
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	117,627
Dominion Energy, Inc., 2.579%, Due 7/1/2020	155,000	154,354
DPL, Inc., 7.250%, Due 10/15/2021	695,000	747,125
Duke Energy Corp., 3.550%, Due 9/15/2021	215,000	218,180
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	222,772
Entergy Louisiana, LLC, 4.000%, Due 3/15/2033	122,000	127,394
Florida Power & Light Co., 3.950%, Due 3/1/2048	95,000	97,179
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	185,352
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	197,100
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	90,000	90,061
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	105,130
3.950%, Due 3/30/2048	155,000	147,779
Southern Co., 2.750%, Due 6/15/2020	259,000	258,831
Southern Power Co., 4.150%, Due 12/1/2025	91,000	94,705
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	174,710

		3,305,308

Total Corporate Obligations (Cost $40,346,523)		41,223,387

FOREIGN CORPORATE OBLIGATIONS - 0.76%

Basic Materials - 0.04%
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	153,833
Teck Resources Ltd., 6.000%, Due 8/15/2040	60,000	63,550

		217,383

Communications - 0.06%
Bell Canada, Inc., 4.464%, Due 4/1/2048	80,000	82,040
Rogers Communications, Inc., 3.625%, Due 12/15/2025	140,000	143,521
TELUS Corp., 2.800%, Due 2/16/2027	106,000	100,758

		326,319

Consumer, Non-Cyclical - 0.08%
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	120,000	123,834
Sanofi, 4.000%, Due 3/29/2021	150,000	153,845
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	162,800

		440,479

Energy - 0.27%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	133,881
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049D	1,425,000	1,384,473

		1,518,354

Financial - 0.31%
Bank of Montreal, 3.300%, Due 2/5/2024	270,000	273,609
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	272,000	273,925
Royal Bank of Canada,
2.125%, Due 3/2/2020	210,000	209,079
3.200%, Due 4/30/2021	240,000	242,677
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	415,000	421,173
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	147,917
Westpac Banking Corp., 2.650%, Due 1/25/2021	155,000	154,888

		1,723,268

Total Foreign Corporate Obligations (Cost $4,204,143)		4,225,803

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Principal Amount	Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 0.16%
European Investment Bank, 2.375%, Due 6/15/2022	$235,000	$235,240
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	213,677
Province of Ontario Canada, 2.500%, Due 4/27/2026	230,000	226,253
Province of Quebec Canada, 2.375%, Due 1/31/2022	225,000	224,706

Total Foreign Sovereign Obligations (Cost $901,119)		899,876

ASSET-BACKED OBLIGATIONS - 0.67%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	440,261	437,972
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	74,424	74,265
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	290,000	288,654
BMW Vehicle Lease Trust, 2.840%, Due 11/22/2021, 2019 1 A3	210,000	210,783
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	396,317
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	385,000	384,329
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	274,320
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	195,044	194,946
GM Financial Automobile Leasing Trust, 2.980%, Due 12/20/2021, 2019 1 A3	150,000	150,852
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	164,473
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	350,000	352,568
Mercedes-Benz Auto Lease Trust, 3.100%, Due 11/15/2021, 2019 A A3	210,000	211,389
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	165,000	164,141
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	204,390	206,564
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	208,463

Total Asset-Backed Obligations (Cost $3,717,659)		3,720,036

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.06% (Cost $345,094)
Freddie Mac REMIC Trust, 3.000%, Due 1/15/2047	345,000	345,094

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.09%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	269,890	271,506
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	235,697	238,631

Total Commercial Mortgage-Backed Obligations (Cost $521,602)		510,137

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.17%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	28,617	29,314
3.500%, Due 9/1/2028	209,354	214,542
3.000%, Due 11/1/2032	226,982	228,727
3.500%, Due 7/1/2042	222,115	226,065
3.500%, Due 5/1/2046	672,512	682,379
3.000%, Due 11/1/2046	569,432	563,436
3.000%, Due 4/1/2047	569,117	563,211
3.500%, Due 1/1/2048	682,580	691,123
4.000%, Due 4/1/2048	533,745	549,595
3.000%, Due 8/1/2048	571,228	565,302
4.000%, Due 9/1/2048	513,768	528,751
Federal National Mortgage Association,
3.500%, Due 1/1/2028	97,817	100,092
4.000%, Due 10/1/2033	450,103	463,477
4.500%, Due 4/1/2034	158,648	166,632
3.500%, Due 6/1/2037	312,289	318,442
5.500%, Due 6/1/2038	25,905	28,494
5.000%, Due 5/1/2040	203,652	218,965
5.000%, Due 6/1/2040	161,922	174,040
5.000%, Due 3/1/2042	90,067	96,827
3.500%, Due 7/1/2043	155,892	158,395
4.000%, Due 11/1/2044	126,014	131,785
4.000%, Due 7/1/2045	913,252	942,706
3.500%, Due 8/1/2045	138,617	140,411

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.17% (continued)
Federal National Mortgage Association (continued)
3.000%, Due 4/1/2046	$219,089	$216,827
3.500%, Due 5/1/2046	532,762	539,247
4.500%, Due 5/1/2046	711,264	744,770
3.000%, Due 6/1/2046	595,048	588,904
4.000%, Due 7/1/2046	311,093	321,079
3.000%, Due 10/1/2046	177,639	175,752
3.000%, Due 11/1/2046	573,754	568,274
3.500%, Due 11/1/2046	865,225	877,721
3.000%, Due 12/1/2046	369,768	366,235
3.000%, Due 2/1/2047	566,592	560,609
3.500%, Due 3/1/2047	114,298	115,832
4.500%, Due 7/1/2047	140,839	147,452
4.500%, Due 8/1/2047	313,046	327,527
3.500%, Due 9/1/2047	263,670	267,571
4.000%, Due 9/1/2047	519,126	535,354
4.000%, Due 11/1/2047	541,671	558,464
3.500%, Due 2/1/2048	508,056	513,213
4.000%, Due 3/1/2048	646,354	665,682
4.000%, Due 4/1/2048	1,009,523	1,039,655
4.500%, Due 7/1/2048	399,068	416,860
5.000%, Due 8/1/2048	524,827	553,648
5.000%, Due 9/1/2048	696,393	734,637
3.000%, Due 10/1/2048	345,239	342,637
Government National Mortgage Association,
5.000%, Due 10/15/2039	101,855	109,122
3.500%, Due 9/15/2041	275,992	281,989
3.000%, Due 1/20/2046	548,602	549,082
3.000%, Due 4/20/2046	360,699	360,568
3.000%, Due 6/20/2046	275,865	275,680
3.000%, Due 12/20/2046	340,271	340,148
3.500%, Due 8/20/2047	182,451	185,678
3.500%, Due 10/20/2047	227,342	231,313
4.000%, Due 12/20/2047	474,111	488,409
4.000%, Due 1/20/2048	474,050	488,346
4.500%, Due 11/20/2048	529,682	550,962
4.500%, Due 12/20/2048	252,060	263,085
5.000%, Due 1/20/2049	243,009	254,320

Total U.S. Agency Mortgage-Backed Obligations (Cost $23,326,945)		23,339,363

U.S. TREASURY OBLIGATIONS - 11.27%
U.S. Treasury Notes/Bonds,
2.514%, Due 1/31/2021, (3-mo. Treasury money market yield + 0.115%)F	14,290,000	14,289,688
2.000%, Due 11/15/2021	2,270,000	2,256,522
2.000%, Due 2/15/2022	3,045,000	3,025,731
2.375%, Due 8/15/2024	1,335,000	1,339,380
2.875%, Due 8/15/2028	15,860,000	16,356,245
2.625%, Due 2/15/2029	1,250,000	1,262,744
3.000%, Due 8/15/2048	19,210,000	19,425,362
3.000%, Due 2/15/2049	5,120,000	5,183,600

Total U.S. Treasury Obligations (Cost $62,236,388)		63,139,272

	Shares

SHORT-TERM INVESTMENTS - 2.63% (Cost $14,739,728)

Investment Companies - 2.63%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.37%G H	14,739,728	14,739,728

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 1.76% (Cost $9,833,301)

Investment Companies - 1.76%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.37%G H	9,833,301	$9,833,301

TOTAL INVESTMENTS - 101.56% (Cost $538,684,816)		568,840,948
LIABILITIES, NET OF OTHER ASSETS - (1.56%)		(8,711,948)

TOTAL NET ASSETS - 100.00%		$560,129,000

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $19,902,160 or 3.55% of net assets.

C All or a portion of this security is on loan at April 30, 2019.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $7,789,159 or 1.39% of net assets. The Fund has no right to demand registration of these securities.

E A type of Preferred Stock that has no maturity date.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on April 30, 2019.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offering Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Long Futures Contracts Open on April 30, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	40	June 2019	$3,803,892	$3,834,000	$30,108
Mini MSCI Emerging Markets Index Futures	25	June 2019	1,346,529	1,350,250	3,721
S&P 500 E-Mini Index Futures	45	June 2019	6,529,431	6,634,125	104,694

			$11,679,852	$11,818,375	$138,523

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

April 30, 2019 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of April 30, 2019, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$385,484,527	$19,902,160	$-	$405,386,687
Preferred Stocks	1,478,264	-	-	1,478,264
Corporate Obligations	-	41,223,387	-	41,223,387
Foreign Corporate Obligations	-	4,225,803	-	4,225,803
Foreign Sovereign Obligations	-	899,876	-	899,876
Asset-Backed Obligations	-	3,720,036	-	3,720,036
Collateralized Mortgage Obligations	-	345,094	-	345,094
Commercial Mortgage-Backed Obligations	-	510,137	-	510,137
U.S. Agency Mortgage-Backed Obligations	-	23,339,363	-	23,339,363
U.S. Treasury Obligations	-	63,139,272	-	63,139,272
Short Term Investments	14,739,728	-	-	14,739,728
Securities Lending Collateral	9,833,301	-	-	9,833,301

Total Investments in Securities - Assets	$411,535,820	$157,305,128	$-	$568,840,948

Financial Derivative Instruments - Assets
Futures Contracts	$138,523	$-	$-	$138,523

Total Financial Derivative Instruments - Assets	$138,523	$-	$-	$138,523

U.S. GAAP requires transfers between all levels to/from level 3 to be disclosed. During the period ended April 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value† §	$544,267,919
Investments in affiliated securities, at fair value‡	24,573,029
Foreign currency, at fair value^	21,315
Deposits with broker for futures contracts	393,998
Dividends and interest receivable	1,725,939
Receivable for investments sold	1,018,970
Receivable for tax reclaims	188,411
Receivable for variation margin on open futures contracts (Note 5)	138,807
Prepaid expenses	2,116

Total assets	572,330,504

Liabilities:
Payable for investments purchased	1,618,206
Payable upon return of securities loaned (Note 9)§	9,833,301
Management and sub-advisory fees payable (Note 2)	433,571
Transfer agent fees payable (Note 2)	1,397
Custody and fund accounting fees payable	265,710
Professional fees payable	29,153
Payable for prospectus and shareholder reports	17,659
Other liabilities	2,507

Total liabilities	12,201,504

Net assets	$560,129,000

Analysis of net assets:
Paid-in-capital	$525,465,535
Total distributable earnings (deficits)A	34,663,465

Net assets	$560,129,000

Shares outstanding at no par value (unlimited shares authorized)	53,192,126
Net assets	$560,129,000
Net asset value, offering and redemption price per share	$10.53

† Cost of investments in unaffiliated securities	$514,111,787
‡ Cost of investments in affiliated securities	$24,573,029
§ Fair value of securities on loan	$9,416,055
^ Cost of foreign currency	$21,228

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the period ended April 30, 2019 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$5,171,781
Dividend income from affiliated securities (Note 8)	170,716
Interest income (net of foreign taxes) (Note 8)†	2,177,341
Income derived from securities lending (Note 9)	24,760

Total investment income	7,544,598

Expenses:
Management and sub-advisory fees (Note 2)	844,498
Transfer agent fees	4,671
Custody and fund accounting fees	47,771
Professional fees	30,971
Registration fees and expenses	57
Prospectus and shareholder report expenses	9,502
Trustee fees (Note 2)	7,020
Other expenses	10,729

Total expenses	955,219

Net investment income	6,589,379

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	(116,875)
Commission recapture (Note 1)	1,443
Foreign currency transactions	(16,140)
Forward foreign currency contracts	(38)
Futures contracts	13,890
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	30,833,396
Foreign currency transactions	(2,450)
Futures contracts	761,306

Net gain from investments	31,474,532

Net increase in net assets resulting from operations	$38,063,911

† Foreign taxes	$286,209

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Six Months Ended April 30, 2019	Year Ended October 31, 2018
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$6,589,379	$13,004,937
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	(117,720)	20,217,690
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	31,592,252	(41,207,356)

Net increase (decrease) in net assets resulting from operations	38,063,911	(7,984,729)

Distributions to shareholders:
Total retained earnings	(32,982,071)	(13,982,058)

Net distributions to shareholders	(32,982,071)	(13,982,058)

Capital share transactions (Note 11):
Proceeds from sales of shares	3,778,594	33,222,931
Reinvestment of dividends and distributions	32,982,071	13,982,058
Cost of shares redeemed	(44,548,165)	(74,721,251)

Net (decrease) in net assets from capital share transactions	(7,787,500)	(27,516,262)

Net (decrease) in net assets	(2,705,660)	(49,483,049)

Net assets:
Beginning of period	562,834,660	612,317,709

End of period	$560,129,000	$562,834,660

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of April 30, 2019, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (a “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended April 30, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of April 30, 2019, based on management’s evaluation of the shareholder account base, four accounts have been identified as representing an unaffiliated significant ownership of approximately 91% of the Fund’s outstanding shares.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the period ended April 30, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$274,282
Sub-Advisor Fees	0.21%	570,216

Total	0.31%	$844,498

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the period ended April 30, 2019, the Manager received securities lending fees of $2,588 for the securities lending activities of the Fund. Please see Note 9 for more information on securities lending.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended April 30, 2019, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Diversified	$7,547	$4,017	$11,564

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended April 30, 2019, the Fund did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Funds, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended April 30, 2019 are disclosed in the Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended April 30, 2019, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund invested in an insignificant volume of forward foreign currency contracts during the period, and no positions were held as of April 30, 2019.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended April 30, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended April 30, 2019
Diversified	124

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of April 30, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$138,523	$138,523

The effect of financial derivative instruments on the Statement of Operations as of April 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(38)	$–	$–	$–	$(38)
Futures contracts	–	–	–	–	13,890	13,890

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$761,306	$761,306

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, April 30, 2019.

Offsetting of Financial and Derivative Assets as of April 30, 2019:
	Assets	Liabilities
Futures Contracts(1)	$138,523	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$138,523	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(138,523)	$-

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

	Remaining Contractual Maturity of the Agreements as of April 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$9,833,301	$-	$-	$-	$9,833,301

Total Borrowings	$9,833,301	$-	$-	$-	$9,833,301

Gross amount of recognized liabilities for securities lending transactions					$9,833,301

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies, or non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards or options may not always work as intended, and in specific cases the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in an 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in Europe.

Market Timing Risk

A Fund that invests in foreign securities is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. One example of these types of securities is foreign securities. If a Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to a Fund’s calculation of its NAV. These prices maybe affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund’s shares. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly,

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenue and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases.

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the two year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of April 30, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$539,899,114	$51,714,179	$(22,779,063)	$28,935,116

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended April 30, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$71,384,787	$21,353,925	$89,484,439	$33,824,965

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

A summary of the Fund’s transactions in the USG Select Fund for the period ended April 30, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	April 30, 2019 Shares/Fair Value	Dividend Income
Diversified	Direct	$17,700,487	$114,871,759	$117,832,518	$14,739,728	$170,716
Diversified	Securities Lending	8,437,577	40,731,598	39,335,874	9,833,301	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of April 30, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$9,416,055	$9,833,301	$–	$9,833,301

American Beacon Diversified FundSM

Notes to Financial Statements

April 30, 2019 (Unaudited)

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended April 30, 2019, the Fund did not utilize this facility.

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Six Months Ended April 30, 2019		Year Ended October 30, 2018
	(unaudited)
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	373,069	$3,778,594	3,004,390	$33,222,931
Reinvestment of dividends	3,557,936	32,982,071	1,276,900	13,982,058
Shares redeemed	(4,390,559)	(44,548,165)	(6,781,562)	(74,721,251)

Net (decrease) in shares outstanding	(459,554)	$(7,787,500)	(2,500,272)	$(27,516,262)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Six Months Ended April 30,		Year Ended October 31,	March 24, 2017A to October 31,
	2019		2018	2017

	(unaudited)
Net asset value, beginning of period	$10.49		$10.90	$10.00

Income from investment operations:
Net investment income	0.13		0.24	0.12
Net gains (losses) on investments (both realized and unrealized)	0.54		(0.40)	0.78

Total income (loss) from investment operations	0.67		(0.16)	0.90

Less distributions:
Dividends from net investment income	(0.25)		(0.16)	-
Distributions from net realized gains	(0.38)		(0.09)	-

Total distributions	(0.63)		(0.25)	-

Net asset value, end of period	$10.53		$10.49	$10.90

Total returnB	7.20	%C	(1.56)%	9.00	%C

Ratios and supplemental data:
Net assets, end of period	$560,129,000		$562,834,660	$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.35	%D	0.35%	0.53	%D
Expenses, net of reimbursements	0.35	%D	0.35%	0.53	%D
Net investment income, before expense reimbursements	2.43	%D	2.11%	1.86	%D
Net investment income, net of reimbursements	2.43	%D	2.11%	1.86	%D
Portfolio turnover rate	19	%C	29%	34	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate for the period from March 24, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

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Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q or N-PORT, as applicable, as of the first and third fiscal quarters. The Fund’s filings are available on the SEC’s website at www.sec.gov or may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

SAR 04/19

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust

Date: July 8, 2019

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Institutional Funds Trust

Date: July 8, 2019